6-1162-TRW-0674

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:                      Business Considerations

Reference:
Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (Aircraft) and 787-323 and 787-823 Substitute Aircraft (each Substitute Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           Basic Credit – Firm Aircraft.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.           Simulator Package [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.            Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement and or the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219
Business Considerations
BOEING PROPRIETARY